UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 7, 2021, Atlantic Power Corporation (“Atlantic Power” or the “Company”) convened a special meeting (the “Common Shareholder Meeting”) of holders (the “Common Shareholders”) of the Company's common shares (the “Common Shares”).

The following matters were submitted to a vote of the Company’s Common Shareholders at the Common Shareholder Meeting: (i) a proposal to consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of February 19, 2021 (the “Interim Order”), and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) in accordance with Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) pursuant to the Arrangement Agreement (the “Arrangement Agreement”), dated as of January 14, 2021, as amended on April 1, 2021, by and among the Company, Atlantic Power Preferred Equity Ltd. (“APPEL”), Atlantic Power Limited Partnership (“APLP”), Tidal Power Holdings Limited, and Tidal Power Aggregator, L.P., (together with Tidal Power Holdings Limited, the “Purchasers”), to effect among other things, the acquisition by the Purchasers of all of the outstanding Common Shares in exchange for US$3.03 in cash per Common Share (less any applicable withholding taxes) (ii) a proposal to consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Arrangement (the “NEO arrangement-related compensation proposal”); and (iii) a proposal, subject to the provisions of the Arrangement Agreement, to consider and vote on the proposal to approve the adjournment or postponement of the Common Shareholder Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution (the “Adjournment Resolution”). These proposals are described in more detail in the definitive information circular and proxy statement filed by Atlantic Power on March 2, 2021. The number of Common Shares outstanding and eligible to vote as of the record date for the Common Shareholder Meeting, February 16, 2021, was 89,222,568, and a total of 54,730,623 shares of Common Shares (61.34%) were represented at the meeting in person or by proxy.

Each of the matters submitted to a vote of the Company’s Common Shareholders at the Common Shareholder Meeting was approved by the requisite vote of the Company’s Common Shareholders. Set forth below is the number of votes cast for or against as to each such matter:

1.	Proposal to adopt the Arrangement Resolution:

For	Against
47,813,680	6,916,941

2.	Proposal to approve the NEO arrangement-related compensation proposal:

For	Against
45,885,376	8,845,244

3.	Proposal to approve the Adjournment Resolution:

For	Against
46,469,790	8,260,830

In addition, on April 7, 2021, APPEL, a wholly owned subsidiary of Atlantic Power, convened a special meeting (the “Preferred Shareholder Meeting”) of holders (the “Preferred Shareholders”) of preferred shares in the capital of APPEL, being (i) the 4.85% cumulative redeemable preferred shares, Series 1 in the capital of APPEL, (ii) the 7.00% cumulative rate reset preferred shares, Series 2 in the capital of APPEL, and (iii) the cumulative floating rate preferred shares, Series 3 in the capital of APPEL (collectively, the “Preferred Shares”).

The following matters were submitted to a vote of APPEL’s Preferred Shareholders at the Preferred Shareholder Meeting: (i) a proposal to consider and, if deemed advisable, to pass, with or without variation, a special resolution to approve the continuance (the “Continuance”) of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the Business Corporations Act (British Columbia) (the “BCBCA”) and Section 189 of the Business Corporations Act (Alberta) (the “ABCA”) (the “Continuance Resolution”); and (ii) a proposal to consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of February 19, 2021, (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution to approve the Arrangement in accordance with Division 5 of Part 9 of the BCBCA pursuant to the Arrangement Agreement to effect among other things, the transfer to APPEL of all of the outstanding Preferred Shares in exchange for C$22.00 in cash per Preferred Share (less any applicable withholding taxes) (the “Preferred Shareholder Resolution”). These proposals are described in more detail in the definitive information circular and proxy statement filed by Atlantic Power on March 2, 2021. The number of Preferred Shares outstanding and eligible to vote as of the record date for the Preferred Shareholder Meeting, February 16, 2021, was 6,864,863, and a total of 3,843,338 Preferred Shares (55.99%) were represented at the meeting in person or by proxy.

Each of the matters submitted to a vote of APPEL’s Preferred Shareholders at the Preferred Shareholder Meeting was approved by the requisite vote of APPEL’s Preferred Shareholders. Set forth below is the number of votes cast for or against as to each such matter:

1.	Proposal to approve the Continuance Resolution:

For	Against
2,850,931	992,407

2.	Proposal to approve the Preferred Shareholder Resolution:

For	Against
2,989,486	853,852

Item 8.01.	Other Events.

Incorporated by reference is Exhibit 99.1 attached hereto, a press release issued by the Company on April 7, 2021 (the “Press Release”) announcing approval of the Arrangement by Common Shareholders and Preferred Shareholders, approval of the Continuance Resolution by Preferred Shareholders and certain related matters relating to the closing of the Transaction and the Debentureholder Meeting (each as defined in the Press Release).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Atlantic Power Corporation, dated April 7, 2021.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws (collectively, "forward-looking statements"), which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words "plans", "expects", "does not expect", "is expected", "budget", "estimates", "forecasts", "targets", "intends", "anticipates" or "does not anticipate", "believes", "outlook", "objective", or "continue", or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under "Risk Factors" and "Forward-Looking Information" in the Company's periodic reports as filed with the U.S. Securities and Exchange Commission (the "SEC") from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: April 7, 2021	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer